Boston Managed Growth Fund

                         Supplement Dated April 19, 1997
                      To Prospectus Dated October 31, 1996



The Fund's prospectus is supplemented with the following information:

Effectively   immediately,   the  minimum  initial   investment  and  subsequent
investments have been reduced to $2,000 and $500 respectively. The reduction in these amounts may be revised upon further notice to shareholders.

Effective  April 1, 1997,  United  States Trust  Company of Boston is the Fund's
Custodian  and  Transfer   Agent.   Shareholders   should   continue  to  direct
correspondence regarding the Fund to Boston Managed Growth Fund, c/o United States Trust Company of Boston, 40 Court Street, Boston, MA 02108 and telephone inquires to 1-800-626-7788 ext. 4050 or 1-617-695-4050.